                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 5, 2005

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       333-117495               73-1703260
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           75 Rockefeller Plaza, 27th Floor
                  New York, New York                                10019
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       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

                        Creative Solutions with Art, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                           CURRENT REPORT ON FORM 8-K

                            GLOBALOPTIONS GROUP, INC.

                                 AUGUST 11, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Item 1.01. Entry into a Material Definitive Agreement..........................1

Item 9.01. Financial Statements and Exhibits...................................1

                                       i

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On August 5,  2005,  a  majority  of the  outstanding  shares of the common stock, $0.001 par value per share, and the series A convertible preferred stock,  $0.001 par value per share, on an as-converted  basis, of  GlobalOptions
Group, Inc., a Nevada  corporation (the "Company"),  voting together as a single class  approved  the 2005 Stock  Option Plan of the Company  attached  hereto as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) EXHIBITS.

            The exhibits listed in the following Exhibit Index are filed as part of this Report.

            Exhibit No.            Description
            -----------            -----------

               99.1          2005 Stock Option Plan.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 11, 2005                  GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller, Ph.D.
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

            Exhibit No.            Description
            -----------            -----------

               99.1          2005 Stock Option Plan.